UNITED STATES
	      		     SECURITIES AND EXCHANGE COMMISSION
		      		     Washington, D.C. 20549

	                                  FORM 8-K

     	Pursuant to Section 13 OR 15(d) of the Securities Exchange Act of 1934


				   Date of Report  November 14, 2007

                                   BOLIVAR MINING CORP.
			--------------------------------------------------------
			(Exact name of registration as specified in its charter)


      	Nevada				000-32273		   88-0419183
	----------------------		----------------------   ---------------
	(State or other jurisdiction	(Commission File Number) (IRS Employer
	 of incorporation)                             	 	 Identification No.)


			2nd Floor, 455 Granville Street, Vancouver BC V6C1T1
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			(Address of principal executive offices) (Zip Code)


		Registrant's telephone number, including area code: 604-687-7492


	           ------------------------------------------------------------
	          (Former name or former address, if changed since last report)


Check the appropriate box below if the Form 8-k filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below)

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))



Section 8 - Other Events
------------------------

Item 8.01 	Change of the corporation business

The Company has changed its business to engage in the natural resources sector. Our vision for the Company is to seek primary or secondary stage prospects, conduct exploration and acquire existing mining assets in various countries spread over two continents. The Company intends to perform reserve analyses on prospects, acquire prospects and either develop or sell prospects to major mining companies.

                                   				SIGNATURES


	Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


								BOLIVAR MINING CORP.

Dated:  November 14, 2007
								/s/ Arshad A. Shah
								President

								/s/ Robert Klein
								Secretary